UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
      [  ] Preliminary Proxy Statement
      [  ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
      [X]  Definitive Proxy Statement
      [  ] Definitive Additional Materials
      [  ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              CAPITAL TRUST, INC.
.................................................................................
               (Name of Registrant as Specified In Its Charter)

.................................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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previously. Identify the previous filing by registration statement number, or
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






                               CAPITAL TRUST, INC.
                           410 Park Avenue, 14th Floor
                            New York, New York 10022


                                                                    May 11, 2004

Dear Shareholder:

      You are cordially invited to attend the 2004 annual meeting of shareholders of Capital Trust, Inc., which will be held at 10:00 a.m., local time, on Thursday, June 17, 2004, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. At the meeting, shareholders will be asked to elect directors, approve our 2004 long-term incentive plan, approve the issuance to an investor of shares of our class A common stock, ratify the appointment of Ernst & Young LLP as our independent auditors for 2004 and act upon such other business as may properly come before the meeting, all as described in the attached notice of annual meeting of shareholders and proxy statement.

      It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

                               Sincerely,

                               /s/ SAMUEL ZELL

                               Samuel Zell
                               Chairman of the Board

                               CAPITAL TRUST, INC.
                           410 Park Avenue, 14th Floor
                            New York, New York 10022
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

      We hereby notify you that we are holding our 2004 annual meeting of shareholders at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on Thursday, June 17, 2004, at 10:00 a.m., New York City time, for the following purposes:

     1. To elect nine directors to serve until our next annual meeting of shareholders and until such directors' successors are duly elected and qualify.

     2.    To approve our 2004 long-term incentive plan.

     3. To approve, for purposes of the New York Stock Exchange listing standards, the issuance of 325,000 shares of our class A common stock and 365,000 shares of our class A common stock issuable upon the exercise of stock purchase warrants in a direct public offering made pursuant to a securities purchase agreement with W. R. Berkley Corporation.

     4. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

     5. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      You can vote your shares of class A common stock if our records show that you owned the shares as of the close of business on April 27, 2004, the record date for the annual meeting.

      We have enclosed a proxy statement and a proxy card solicited by our board of directors.

      To assure your representation at the annual meeting, please vote. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope. This will help ensure that your vote is counted. If you fail to return your card, your vote will not be counted, unless you attend the meeting and vote in person. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the annual meeting.

                               By Order of the Board of Directors,

                               /s/ SAMUEL ZELL

                               Samuel Zell
                               Chairman of the Board


May 11, 2004

                               CAPITAL TRUST, INC.
                           410 Park Avenue, 14th Floor
                            New York, New York 10022

                             ____________________

                                 PROXY STATEMENT

                                       FOR

                       2004 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 17, 2004

                             ____________________

      This proxy statement is being furnished by and on behalf of our board of directors in connection with the solicitation of proxies to be voted at the 2004 annual meeting of shareholders. The date, time and place of the annual meeting is:

      Date:          June 17, 2004
      Time:          10:00 a.m., New York City time
      Place:         The law offices of Paul, Hastings, Janofsky & Walker LLP
                     75 East 55th Street, New York, New York 10022

      At the annual meeting, shareholders will be asked to:

      o Elect the following nominees as our directors to serve until our next annual meeting of shareholders and until such directors' successors are duly elected and qualify: Samuel Zell, Jeffrey A. Altman, Thomas
         E. Dobrowski, Martin L. Edelman, Craig M. Hatkoff, John R. Klopp, Henry N. Nassau, Joshua A. Polan and Lynne B. Sagalyn ("Proposal 1");

      o  Approve our 2004 long-term incentive plan ("Proposal 2");

      o Approve, for purposes of the New York Stock Exchange listing standards, the issuance of 325,000 shares of our class A common stock and 365,000 shares of our class A common stock issuable upon the exercise of stock purchase warrants in a direct public offering made pursuant to a securities purchase agreement with W. R. Berkley Corporation
         ("Proposal 3");

      o Ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004 ("Proposal 4"); and

      o Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      Our principal offices are located at 410 Park Avenue, 14th Floor, New York, New York 10022 and our telephone number is (212) 655-0220.

      The share based information contained in this proxy statement has been adjusted as appropriate to reflect our one-for-three reverse stock split that was effected on April 2, 2003.

      This proxy statement and the enclosed proxy card are being sent on or about May 11, 2004 to shareholders of record as of the close of business on April 27, 2004.

           GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

      In this section of the proxy statement, we answer some common questions regarding the annual shareholders meeting and the voting of shares at the meeting.

Where and when will the annual meeting be held?

The date, time and place of the meeting is:

    June 17, 2004
    10:00 a.m. (New York City time)
    The law offices of Paul, Hastings,
         Janofsky & Walker LLP
    75 East 55th Street,
    New York, New York 10022

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote at the annual meeting. We have summarized information in this proxy statement you should consider in deciding how to vote at the meeting. But you don't have to attend in order to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card.

Who can vote?

You can vote your shares of class A common stock if our records show that you owned the shares as of the close of business on April 27, 2004, the record date for the annual meeting. As of April 27, 2004, there were a total of 6,636,882 shares of our class A common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of class A common stock that you own. The enclosed proxy card shows the number of shares you can vote.

How are votes counted?

We will hold the annual meeting if shareholders representing the required quorum of shares of class A common stock entitled to vote either sign and return their proxy cards or attend the meeting. A majority of the shares of class A common stock entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated on the proxy card.

The proposals to approve our 2004 long-term incentive plan and the issuance of our class A common stock and our class A common stock underlying stock purchase warrants in the direct public offering are non-routine matters under the rules of the New York Stock Exchange. As a result, if your shares are held in the name of a nominee such as your brokerage firm, and you as beneficial owner do not tell your nominee by June 17, 2004 how to vote your shares, the nominee cannot vote them on the proposals to approve our 2004 long-term incentive plan and the issuance of our class A common stock and our class A common stock underlying stock purchase warrants in the direct public offering (giving rise to what is known as a broker non-vote). If the nominee signs and returns the proxy card, your shares will be counted as present to determine whether a quorum exists.

If you abstain or withhold votes or your shares are treated as broker non-votes, your abstention, withheld vote or the broker non-votes:

   o will not be counted as votes cast and will have no effect on the result of the vote on the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent auditors; and

   o will have the effect of a vote against the proposals to approve the 2004 long-term incentive plan and the issuance of our class A common stock and our class A common stock underlying stock purchase warrants in the direct public offering, unless for purposes of the New York Stock Exchange listing standards holders of over 50% of the shares of class A common stock entitled to vote as of the record date cast votes, in which event your broker non-votes will not have any effect on the result of the votes on that proposal.

What is the required vote for approval?

The election of each of our nominees for director requires a plurality of the votes cast at the annual meeting and the ratification of the appointment of Ernst & Young LLP as our independent auditors requires a majority of the votes cast at the annual meeting on such matter.

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

The 2004 long-term incentive plan and the issuance of our class A common stock and our class A common stock underlying stock purchase warrants in the direct public offering will be approved in accordance with the applicable New York Stock Exchange rules if the proposal receives in its favor a majority of the votes cast, provided that the total votes cast represent over 50% of the shares of class A common stock entitled to vote as of the record date.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the matters to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The individuals named and designated as proxies in the proxy card will vote your shares as you instruct. You have the following choices in completing your voting.

   o You may vote on each matter, in which case your shares will be voted in accordance with your choices.

   o In voting on directors, you can either vote FOR all directors or withhold your vote on all or certain directors specified by you.

   o You may abstain on any other proposal, in which case no vote will be recorded.

   o You may return a signed proxy card without indicating your vote on any matter, in which case the designated proxies will vote to elect all nine nominees as directors and approve the other proposals.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting include the matters we have described in this proxy statement: the election of nine directors and the proposals to approve our 2004 long-term incentive plan, approve the issuance of our class A common stock and our class A common stock underlying stock purchase warrants in the direct public offering and ratify the appointment of Ernst & Young LLP as our independent auditors for 2004. If other matters are properly presented at the meeting, the designated proxies will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card or by attending the annual meeting and voting your shares in person. We will honor the proxy card with the latest date.

Proxy revocation notices or new proxy cards should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli.

Can I vote in person at the annual meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person even if you have submitted a proxy card.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank, or other nominee, that party will give you instructions for voting your shares.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We do not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.

                         PROPOSAL 1 -- ELECTION OF DIRECTORS

      As of the conclusion of the annual meeting, the number of directors that comprise our entire board of directors will be fixed at nine. Nine nominees will be proposed for election as directors at the annual meeting to hold office until our next annual meeting of shareholders and until their successors are elected and qualify. All nine nominees currently serve on our board of directors.

      In light of the provisions requiring a majority of independent directors and other corporate governance requirements recently adopted by New York Stock Exchange and the guidelines published by Institutional Shareholder Services imposing limits on the maximum number of boards on which an individual may concurrently serve, Sheli Z. Rosenberg resigned from our board and Gary R. Garrabrant and Steven Roth agreed not to stand for re-election. Our board of directors appointed Joshua A. Polan as a director pursuant to the securities purchase agreement described under the caption Proposal 3--Equity Financing on page 32.

      All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board alternatively acts to reduce the size of the board or maintain a vacancy on the board in accordance with our bylaws. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

      Our board of directors has determined that Messrs. Altman, Dobrowski, Nassau and Polan and Dr. Sagalyn are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and therefore, upon the election of all nine nominees, we will meet the New York Stock Exchange requirement for a majority of independent directors serving on the board of directors.

Nominees for Election as Directors

      The names, ages as of May 11, 2004, and existing positions with us of the nominees, if any, are as follows:

          Name                          Age              Office or Position Held
          ----                          ---              -----------------------

Samuel Zell........................     62    Chairman of the Board of Directors

Jeffrey A. Altman..................     37    Director

Thomas E. Dobrowski................     60    Director

Martin L. Edelman..................     62    Director

Craig M. Hatkoff...................     50    Director

John R. Klopp......................     50    Director, Chief Executive Officer
                                              and President

Henry N. Nassau ...................     49    Director

Joshua A. Polan ...................     56    Director

Lynne B. Sagalyn...................     56    Director

      The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

      Samuel Zell has been the chairman of our board of directors since 1997. Mr. Zell is chairman of Equity Group Investments, L.L.C., a privately-held investment company. He is chairman of the board of trustees of Equity Residential, a REIT specializing in the ownership and management of multi-family housing, and of Equity Office Properties Trust, a REIT specializing in the ownership and management of office buildings. He also serves as chairman of the board of Anixter International Inc., a provider of integrated network and cabling systems; Manufactured Home Communities, Inc., a REIT specializing in the ownership and management of manufactured home communities; and Rewards Network, Inc., an administrator of consumer loyalty rewards programs. Additionally, he serves as chairman of Danielson Holding Corporation, a holding company for insurance, marine transportation and waste-to-energy businesses. Since July 2002, Mr. Zell has been chief executive officer of Danielson. Mr. Zell has announced his intention to step down as chief executive officer and as a director of Danielson prior to December 31, 2004.

      Jeffrey A. Altman has been a director since 1997. Mr. Altman is the sole managing partner of Owl Creek Asset Management, L.P., a manager of distressed securities and value equities hedge funds, which he founded in February 2002. Mr. Altman previously served from November 1996 to 2001 as a senior vice president of Franklin Mutual Advisers, Inc., formerly Heine Securities Corporation, a registered investment adviser, and a vice president of Franklin Mutual Series Fund Inc., a mutual fund with assets in excess of $20 billion, advised by Franklin Mutual Advisers. From August 1988 to October 1996, Mr. Altman was an analyst with Franklin Mutual Advisers.

      Thomas E. Dobrowski has been a director since 1998. Mr. Dobrowski is the managing director of Real Estate and Alternative Investments for General Motors Asset Management, an investment manager for several pension funds of General Motors Corporation and its subsidiaries, as well as for several third party clients. Mr. Dobrowski is a trustee of Equity Office Properties Trust and a director of Manufactured Home Communities, Inc.

      Martin L. Edelman has been a director since 1997. Mr. Edelman has been of counsel to Paul, Hastings, Janofsky & Walker LLP, and prior thereto Battle Fowler LLP, each a law firm that has provided services to us. Mr. Edelman was a partner with Battle Fowler LLP from 1972 to 1993. He has been a director of Cendant Corporation and a member of the executive committee of that corporation's board of directors since November 1993. Mr. Edelman also serves as a director of Ashford Hospitality Trust.

      Craig M. Hatkoff has been a director since 1997. From 1997 to 2000, Mr. Hatkoff served as our vice chairman. Mr. Hatkoff is chairman of Turtle Pond Publications LLC, which is active in children's publishing and entertainment, and is a private investor in other entrepreneurial ventures. Mr. Hatkoff was a founder and a managing partner of Victor Capital Group, L.P., or Victor Capital, from 1989 until our acquisition of Victor Capital in July 1997. Mr. Hatkoff was a managing director and co-head of Chemical Realty Corporation, the real estate investment banking arm of Chemical Banking Corporation, from 1982 until 1989. From 1978 to 1982, Mr. Hatkoff was the head of new product development in Chemical Bank's Real Estate Division, where he previously served as a loan officer. Mr. Hatkoff is a trustee of the New York City Construction Authority, an agency responsible for the construction of all public schools in New York City.

      John R. Klopp has been a director since 1997, and our chief executive officer and president since 1997 and 1999, respectively. Mr. Klopp was a founder and a managing partner of Victor Capital from 1989 until the acquisition of Victor Capital by us in July 1997. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank's Real Estate Division, where he was responsible for originating, underwriting and monitoring portfolios of construction and permanent loans.

      Henry N. Nassau has been a director since 2003. Mr. Nassau was the chief operating officer of Internet Capital Group, Inc., an internet holding company, from December 2002 until June 2003 having previously served as managing director, general counsel and secretary since May 1999. Since September 2003, Mr. Nassau has been a partner at the law firm, Dechert LLP. Mr. Nassau was previously a partner at Dechert LLP from

September 1987 to May 1999 and was chair of the firm's Business Department from January 1988 to May 1999. At Dechert LLP, Mr. Nassau engages in the practice of corporate law, concentrating on mergers and acquisitions, public offerings, private equity, and venture capital financing.

      Joshua A. Polan was appointed a director, effective as of May 11, 2004. Mr. Polan is a managing director of Berkley Capital, LLC, a wholly owned subsidiary of W. R. Berkley Corporation. He has been an executive officer of Interlaken Capital, Inc., a company substantially owned and controlled by William R. Berkley, W. R. Berkley Corporation's chairman of the board and chief executive officer, since June 1988, and currently serves as managing director of Interlaken. For more than five years prior to June 1988, Mr. Polan was a partner in the public accounting firm of Touche Ross & Co. Mr. Polan is a member of the management committee of LD Realty Advisors LLC, the general partner of LDPG Realty Investors, L.P. He is currently a director of Strategic Distribution, Inc. and FLOORgraphics, Inc.

      Lynne B. Sagalyn has been a director since 1997. Dr. Sagalyn is Professor of Real Estate Development and Planning at the University of Pennsylvania, with appointments at both the Department of City Planning and the Wharton School's Real Estate Department. From 1992 until her appointments at the University of Pennsylvania in 2004, Dr. Sagalyn served as a professor and the Earl W. Kazis and Benjamin Schore Director of the MBA Real Estate Program and Paul Milstein Center for Real Estate at the Columbia University Graduate School of Business. She also serves on the faculty of the Weimer School for Advanced Studies in Real Estate and Land Economics.
Dr. Sagalyn is a director of United Dominion Realty Trust, a self-administered REIT in the apartment communities sector and serves as its audit committee chairperson. Additionally, Dr. Sagalyn is a board member of J.P. Morgan U.S. Real Estate Income and Growth Fund and has served on the New York City Board of Education Chancellor's Commission on the Capital Plan.

Vote Required; Recommendation

      The election to the board of directors of each of our nine nominees will require the affirmative vote of a plurality of the votes cast at the annual meeting. Our board of directors unanimously recommends that you vote for the election of all nine nominees.

Board of Directors; Committees

      Our board of directors is currently comprised of Messrs. Zell, Altman, Dobrowski, Edelman, Garrabrant, Hatkoff, Klopp, Nassau, Polan and Roth and Dr. Sagalyn.

      Our board of directors currently has four standing committees: an audit committee, a compensation committee, a performance compensation committee, and an investment committee. Effective as of the date of our annual meeting, our board will have the following standing committees: an audit committee, a compensation committee, a corporate governance committee, and an investment committee.

      Audit Committee: The audit committee is currently comprised of Messrs. Dobrowski and Nassau and Dr. Sagalyn with Dr. Sagalyn serving as the committee's chairperson. All audit committee members meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934. Each of Messrs. Dobrowski and Nassau is qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934 and our board of directors has determined that they have the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The SEC has determined that the audit committee financial expert designation does not impose on the person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. The audit committee appoints our independent auditors, oversees the quality and integrity of our financial reporting and the audits of our financial statements by our independent auditors and in fulfilling its oversight function, reviews with our management and independent auditors the scope and result of the annual audit, our auditors' independence and our accounting policies. Our board of directors has adopted a written charter under which the audit committee will operate following the annual meeting. This charter will be posted on our corporate website at www.capitaltrust.com as of the annual meeting and is also included as Appendix A to this proxy statement.

      The audit committee has adopted complaint procedures for accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Securities Exchange Act of 1934. The full text of these complaint procedures will be available on our corporate website at www.capitaltrust.com as of the annual meeting.

      Compensation Committee: The compensation committee is currently comprised of Mr. Altman and Dr. Sagalyn. Following the annual meeting, the compensation committee will be comprised of Messrs. Altman and Polan and Dr. Sagalyn, with Mr. Altman serving as the committee's chairperson. Mr. Altman and Dr. Sagalyn also serve as members of the performance compensation committee, which will be eliminated since its functions will be carried out by the compensation committee following the annual meeting. Following the annual meeting, all compensation committee members will meet the independence criteria set forth in the listing standards of the New York Stock Exchange. The compensation committee oversees the compensation of executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. Our board of directors has adopted a written charter under which the compensation committee will operate following the annual meeting. As of the annual meeting, this charter will be posted on our corporate website at www.capitaltrust.com.

      Corporate Governance Committee: Following the annual meeting, the corporate governance committee will be comprised of Messrs. Altman, Dobrowski, Nassau and Polan, with Mr. Nassau serving as the committee's chairperson. All corporate governance committee members following the annual meeting will meet the independence criteria set forth in the listing standards of the New York Stock Exchange. The corporate governance committee identifies qualified individuals to become board members, recommends to the board individuals to be designated as nominees for election as directors at the annual meetings of shareholders, and develops and recommends to the board our corporate governance guidelines. Our board of directors has adopted a written charter under which the corporate governance committee will operate following the annual meeting. As of the annual meeting, this charter will be posted on our corporate website at www.capitaltrust.com.

      Investment Committee: The investment committee is comprised of Messrs. Zell, Hatkoff and Nassau all of whom will remain on this committee following the annual meeting. The investment committee exercises the authority of the board to approve additions to or modifications of our portfolio of loans and investments beyond the limits of the authority delegated to management in our loan policy.

      During fiscal year 2003, our board of directors held three meetings. The audit committee held four meetings in 2003. The compensation committee and the performance compensation committee did not hold any formal committee meetings in 2003, but rather discussed matters informally and acted by unanimous written consent twice in performing their functions. The investment committee was created in September 2003 and did not meet during 2003. During 2003, each director, other than Mr. Altman, who missed one meeting, attended all meetings of the board of directors (while he or she was a member), and all meetings of committees on which he or she served. Our board of directors eliminated the executive committee of the board which did not meet in 2003.

Corporate Governance

      Code of Business Conduct and Ethics: We have adopted a code of business conduct and ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of business conduct and ethics is designed to comply with SEC regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and will be posted on our corporate website at www.capitaltrust.com as of the annual meeting. A copy of our code of business conduct and ethics is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, N.Y. 10022.

      Corporate Governance Guidelines: We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors' expectations as to how it should perform its functions. Our corporate governance guidelines will be posted on our corporate website at www.capitaltrust.com as of the annual meeting.

      Shareholder Nominations and Communications Policy: Our board of directors has adopted policies with respect to the consideration of candidates recommended by shareholders for election as director and shareholder communications with the board of directors.

      Shareholders may recommend nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Shareholder Nominations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, N.Y. 10022. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate's qualifications and contact information for personal and professional references. The submission should also include the name and address of the shareholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting shareholder and a description of all arrangements or understanding between the submitting shareholder and the candidate.

      Shareholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Shareholder Communications, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, N.Y. 10022. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

      The full text of the shareholder nominations and communications policy will be available on our corporate website at www.capitaltrust.com as of the annual meeting.

      Director Attendance at Annual Meeting of Shareholders. We do not have a formal policy regarding attendance by directors at our annual meeting of shareholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of shareholders at a time and date to permit attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law. At our last annual meeting, which was held on June 5, 2003, one director attended.

Compensation of Directors

      Generally, our non-employee directors are not paid any cash fees for their services as such, but rather are compensated with an annual award of stock units under our 1997 amended and restated non-employee director stock plan with a value equal to $30,000. However, two of our non-employee directors have elected and will continue to be paid an annual cash retainer of $30,000. The number of stock units awarded to each director, which are convertible into an equal number of shares of class A common stock according to individual schedules set by each director, is determined quarterly in arrears by dividing one-quarter of the annual retainer amount ($7,500) by the average closing price of the class A common stock for the quarter. The stock units vest when issued. There is currently no separate compensation for service on committees of the board of directors. All directors are also reimbursed for travel expenses incurred in attending board and committee meetings.

Compensation Committee Interlocks and Insider Participation

      The compensation committee of the board of directors was comprised during 2003 of Messrs. Altman, Edelman and Klopp, Ms. Rosenberg and Dr. Sagalyn. Other than Mr. Klopp, none of the committee's members was employed by us as an officer or employee during 2003. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

      For a description of certain relationships and transactions with members of the board of directors or their affiliates, see "--Certain Relationships and Related Transactions" beginning on page 22.

Executive and Senior Officers

      The following sets forth the positions, ages as of May 8, 2004 and selected biographical information for our executive and senior officers who are not directors.

      Jeremy FitzGerald, age 40, has served as a managing director since 1997. Ms. FitzGerald is responsible for originating, structuring and negotiating high yield investments. Prior to that time, she served as a principal of Victor Capital Group and had been employed in various positions at such firm since May 1990. She was previously employed in various positions at PaineWebber Incorporated.

      Peter S. Ginsberg, age 41, has served as a managing director since 2003. Mr. Ginsberg is responsible for originating, structuring and negotiating high yield investments. He has been employed by us in various positions since 1997. He was previously employed as a senior associate at a New York City law firm focusing on real estate finance and investments.

      Geoffrey G. Jervis, age 33, has served as our director of capital markets since 2004 and previously served as our vice president since 2003. He has been employed by us in various positions since 1999. Mr. Jervis is responsible for our capital markets activities that include the structuring, marketing and management of our equity and liability structures for our balance sheet and on behalf of our funds under management. Prior to joining us, Mr. Jervis was the Chief of Staff to the New York City Economic Development Corporation under the Giuliani Administration.

      Brian H. Oswald, age 43, has served as our chief financial officer since 2003. Mr. Oswald joined us in 1997 as our director of finance and accounting and chief accounting officer. Prior to joining us, Mr. Oswald was employed for 10 years at KPMG Peat Marwick where he held various positions, including senior manager in the financial institutions group. After leaving KPMG, he was employed as the president of a savings and loan association, director of financial reporting and subsidiary accounting for a $1.5 billion bank and corporate controller for an international computer software company. Mr. Oswald is a certified public accountant and certified management accountant.

      Stephen D. Plavin, age 44, has served as our chief operating officer since 1998. Prior to that time, Mr. Plavin was employed for fourteen years with the Chase Manhattan Bank and its securities affiliate, Chase Securities Inc. Mr. Plavin held various positions within the real estate finance unit of Chase, including the management of: loan origination and execution, loan syndications, portfolio management, banking services and real estate owned sales. He served as a managing director responsible for real estate client management for Chase's major real estate relationships and in 1997 he became co-head of Global Real Estate for Chase. Mr. Plavin serves as a director of Omega Healthcare Investors, Inc., a skilled nursing real estate investment trust.

      Thomas C. Ruffing, age 43, has served as our director of asset management since 2001. Mr. Ruffing is responsible for the asset management of our investment portfolios. Prior to joining us in 2001, Mr. Ruffing was employed by JP Morgan Chase serving in its real estate and lodging investment banking group since 1990. In various roles at the bank, his responsibilities included structured corporate real estate finance transactions, major asset property sales, and the restructuring and workout of problem real estate loans.

Report of the Audit Committee of the Board of Directors*

      Our board of directors' audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements and operates under a written charter adopted by the board of directors. The audit committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Exchange Act. Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent auditors perform an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee's responsibility is to monitor and oversee the foregoing functions.

      The audit committee has met and held discussions with management and the independent auditors with respect to our consolidated financial statements for fiscal year 2003 and related matters. Management advised the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Ernst & Young LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the committee discussed with the independent auditors their views as to their independence. In undertaking its oversight function, the audit committee relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on our financial statements.

      Based on the audit committee's considerations, discussions with management and the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Audit Committee

Lynne B. Sagalyn
Thomas E. Dobrowski
Henry N. Nassau





-------------------------
* The material in this report is not "solicitation material," is not deemed filed with SEC, and is not incorporated by reference in any filing of the company under the Securties Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Executive Compensation

      The following table sets forth for the years indicated the annual compensation of the chief executive officer and our other executive officers who earned annual salary and bonus in excess of $100,000, which we refer to as the named executive officers.

                                     Summary Compensation Table

                      ------------------------------------------------------------------------------------

                                Annual Compensation (1)      Long Term Compensation
---------------------------------------------------------------------------------------------------------
                                                            Restricted      Securities          Other
Name and Principal                                            Stock         Underlying        Compensation
Position                Year    Salary($)     Bonus($)       Award($)       Options (#)          ($)(7)
--------                ----    --------      -------        --------       -----------          ------
John R. Klopp
   Chief Executive      2003    600,000      1,000,000          --              --               6,000
   Officer and          2002    600,000      1,100,000          --            83,334             6,000
   President            2001    600,000      1,400,000       400,000(2)       33,334            20,200

Stephen D. Plavin
   Chief Operating      2003    371,671        650,000       203,500(3)        --                6,000
   Officer              2002    371,671        600,000       312,500(4)        --                6,000
                        2001    380,728      1,000,000       625,000(4)       50,000            20,000

Brian H. Oswald
   Chief Financial      2003    210,000        250,000        50,875(6)        --                6,000
   Officer, Secretary
   and Treasurer (5)


________________________

(1) The annual compensation presented for 2003 represents the annual base salary paid during the fiscal year ended December 31, 2003 and the annual bonus compensation that was paid in February 2004 and accrued as an expense by us for the fiscal year ended December 31, 2003. As permitted by rules established by the SEC, no amounts are shown with respect to certain "perquisites" where such amounts do not exceed, in the aggregate, the lesser of 10% of bonus plus salary or $50,000.

(2) Represents the value of 29,630 shares of class A common stock awarded to Mr. Klopp in February 2001 (based on the $13.50 per share closing price on the date of the grant). The value of such restricted stock award to Mr. Klopp at December 31, 2003 was $672,601 (based on the $22.70 per share New York Stock Exchange closing price on such date).

(3) Represents the value of 10,000 shares of class A common stock awarded to Mr. Plavin on October 22, 2003 (based on the $20.35 per share closing price on the date of the grant). The value of this restricted stock award to Mr. Plavin at December 31, 2003 was $227,000 (based on the $22.70 per share closing price on such date).

(4) Represents the value of 16,667 and 33,334 shares of class A common stock granted to Mr. Plavin on August 31, 1998 and issued during 2002 and 2001, respectively (based on the $18.75 per share closing price on the date of the grant). The value of these restricted stock awards to Mr. Plavin at December 31, 2003 was $1,135,023 (based on the $22.70 per share closing price on such date).

(5) Mr. Oswald was appointed chief financial officer on February 13, 2003.

(6) Represents the value of 2,500 shares of class A common stock awarded to Mr. Oswald on October 22, 2003 (based on the $20.35 per share closing price on the date of the grant). The value of this restricted award to Mr. Oswald at December 31, 2003 was $56,750 (based on the $22.70 per share closing price on such date).

(7)   Represents contributions made by us to our 401(k) profit sharing plan.



Employment Agreement

      John R. Klopp serves as our chief executive officer and president pursuant to an employment agreement entered into on July 15, 1997, which will terminate effective July 15, 2004, the effective date of his new employment agreement that was entered into as of February 24, 2004. The new employment agreement provides for Mr. Klopp's employment through December 31, 2008 (subject to earlier termination under certain circumstances as described below).

      Under the new employment agreement, Mr. Klopp will receive a base salary of $600,000 per year, subject to possible increase by our board of directors. The agreement provides for annual performance compensation awards, pursuant to our 2004 long-term incentive plan, referred to as the 2004 Plan, tied to the achievement of threshold, target or maximum performance criteria set by the compensation committee of the board each year after consultation with Mr. Klopp. Under these awards, Mr. Klopp can earn an annual cash bonus ranging from 100% of base salary at threshold performance to 200% of base salary at maximum performance, with a target of 150% of base salary at target performance. The agreement also provides for an annual performance compensation award of restricted shares ranging from $250,000 at threshold performance to $750,000 at maximum performance, with a target of $500,000 at target performance. The restricted share awards will be subject to further vesting: 50% of each award will vest in equal installments over the three year period from the date of issuance and 50% of each award will vest on the fourth anniversary from the date of issuance provided the total shareholder return during the vesting period is at least 13% per annum.

      Pursuant to the agreement, Mr. Klopp will be granted as of the effective date pursuant to the 2004 Plan an initial award of 218,818 restricted shares, 50% of which will be subject to time vesting in eight equal quarterly increments commencing on March 31, 2007 and 50% of which will be issued as a performance compensation award and will vest on December 31, 2008 if the total shareholder return, measured from January 1, 2004 through December 31, 2008, is at least 13% per annum. Mr. Klopp will also be awarded as of the effective date pursuant to the 2004 Plan performance compensation awards tied to the amount of cash we receive, if any, as incentive management fees from CT Mezzanine Partners III, Inc. The agreement provides for an award entitling Mr. Klopp to cash payments equal to 8% of incentive management fees, if any, received from CT Mezzanine Partners III, Inc. The agreement provides for an additional award on or before February 24, 2005 as determined by the compensation committee in its discretion up to an additional 10% of incentive management fees, if any, received from CT Mezzanine Partners III, Inc. These awards vest 65% on the expiration of the investment period for the fund and 35% upon our receipt of the incentive management fees.

      We may terminate Mr. Klopp's employment upon his death, upon disability that has incapacitated him for 180 consecutive days, or for conduct defined as "cause" in the agreement. Mr. Klopp has the right to terminate the agreement for "good reason" as defined in the agreement, which includes the assignment of materially inconsistent duties, responsibilities and title and change in control. In the event of our termination of Mr. Klopp's employment without "cause" or by Mr. Klopp for "good reason," Mr. Klopp is entitled to certain post termination benefits, including: a lump sum cash payment equal to the greater of
(i) the sum of base salary and target performance bonuses for the balance of the term of the agreement assuming satisfaction of the performance criteria or (ii) twice current base salary and the highest annual cash bonus earned during the term of the agreement; the accelerated vesting in full of all annual restricted share grants made prior thereto and the initial restricted share grant; the accelerated granting and vesting in full of all incentive management fee performance compensation awards; vested options may be exercised for the later of one year following termination or the expiration of the options; and we shall pay medical insurance coverage premiums for the earlier of 18 months following termination or the date Mr. Klopp receives comparable coverage from another employer. If Mr. Klopp is terminated upon expiration of the agreement, he receives the same post termination benefits as though he were terminated for "cause" or resigned for "good reason," except he will be paid a lump sum cash payment equal to his base salary and earned unpaid bonus at target performance, and all awards previously granted will continue to vest for an additional year following termination. The agreement also provides specified benefits upon death or disability.

      Mr. Klopp's employment agreement contains provisions relating to non-competition during the term of employment, protection of our confidential information and intellectual property, and non-solicitation of our employees, which provisions extend for 24 months following termination in certain circumstances.

Stock Options and Long Term Incentive Plan

      No stock option grants were made to any named executive officer in 2003.

      The following table shows the 2003 year-end value of the stock options held by the named executive officers. None of the named executive officers exercised stock options during 2003.

                           Year End 2003 Option/SAR Values

                          Number of Securities         Value of Unexercised
                         Underlying Unexercised            In-the-Money
                        Options/SARs at Year End    Options/SARs at Year End (1)
                        ------------------------    ----------------------------

         Name         Exercisable   Unexercisable   Exercisable    Unexercisable
         ----         -----------   -------------   -----------    -------------

John R. Klopp          141,668        66,668         $667,502       $480,011

Stephen D. Plavin       44,445         5,556           85,555         42,781

Brian H. Oswald         32,224         2,778          176,334         25,558


-------------------------------------

(1) Amounts shown reflect the excess of the market value of the underlying class A common stock at year end based upon the $22.70 per share closing price reported on the New York Stock Exchange on December 31, 2003 over the exercise prices for the stock options. The actual value, if any, an executive may realize is dependent upon the amount by which the market price of class A common stock exceeds the exercise price when the stock options are exercised.


      The following table provides information with respect to a long term incentive plan award made to three named executive officers in 2003.

          Long Term Incentive Plans - Awards in Last Fiscal Year

                          Number of
                        Shares, Units          Performance or
                         or Other           Other Period Until                 Estimated Future Payouts under
     Name                  Rights            Maturation of Payment              Non-Stock Price-Based Plans
--------------------------------------------------------------------------------------------------------------
                                                                      Threshold($)   Target($)      Maximum($)
John R. Klopp             6.250%(1)              -- (2)                  -- (3)       623,844        -- (3)

Stephen D. Plavin         1.875%(1)              -- (2)                  -- (3)       187,153        -- (3)

Brian H. Oswald           0.625%(1)              -- (2)                  -- (3)        62,384        -- (3)


-------------------------------------

     (1) Represents rights to receive cash payments pursuant to incentive bonus agreements based on the distributions, if any, received by us from our incentive interest in CT Mezzanine Partners II LP, which we refer to as Fund II. During 2003, Messrs. Klopp, Plavin and Oswald were each granted a right to receive cash payments equal to the specified percentages of incentive distributions to be received by us from Fund II. These rights vest in equal increments of 50% upon the date of grant and 50% upon our receipt of incentive distributions from Fund II. Including these grants, incentive bonus agreements representing rights to receive cash payments equal to 25% of our total incentive distributions, if any, from Fund II have been granted to various employees.

     (2) The incentive bonus agreements do not provide for any specified time frame during which cash payments are to be made. Cash payments pursuant to incentive bonus agreements will be made when we receive incentive distributions, if any, from Fund II. We currently expect to receive incentive distributions from Fund II in 2006 and 2007.

     (3) The incentive bonus agreements do not provide for minimum or maximum cash payments to the recipients. Cash payments will depend on the amount of incentive distributions, if any, we receive from Fund II. Our incentive distributions will depend on whether the investors in Fund II receive a return of 100% of their invested capital and a minimum return of 10% per annum on invested capital. The "Target" amounts shown in the table are based on numerous assumptions, including that all of Fund II's investments continue to perform and pay off in full by December 31, 2007. There can be no assurance that Fund II will perform in accordance with the foregoing assumptions and produce returns that will be sufficient to generate incentive distributions.

Equity Compensation Plan Information

      The following table provides information about the securities authorized for issuance under our equity compensation plans as of January 1, 2004:

                                                                                           Number of securities
                                     Number of securities                                 remaining available for
                                       to be issued upon          Weighted-average         future issuance under
                                    exercise of outstanding      exercise price of       equity compensation plans
                                    options, warrants and       outstanding options,     (excluding securities
                                            rights               warrants and rights     reflected in column (a))
      Plan category                          (a)                        (b)                        (c)
------------------------------      ----------------------    ----------------------    -------------------------
Equity compensation plans
  approved by security holders             602,470                    $20.30                     147,001(1)
Equity compensation plans not
 approved by security holders(2)             --                         --                           --
                                        ____________                ____________               ____________

Total                                      602,470                    $20.30                    147,001(1)

-----------------------------------
(1) The number of securities remaining for future issuance in 2004 consists of 147,001 shares issuable under our amended and restated 1997 incentive stock plan and our amended and restated 1997 non-employee director stock plan, both of which were approved by our shareholders. Awards under the plan may include restricted stock, unrestricted stock, stock options, stock units, stock appreciation rights, performance shares or other equity-based awards, as the board of directors may determine.

(2) We have no equity compensation plans not approved by security holders.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own, or are part of a group that owns, more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of Forms 3, 4 and 5 and amendments thereto available to us and other information obtained from our directors and officers and certain 10% shareholders or otherwise available to us, except as described below, we believe that no director, officer or beneficial owner of more than 10% of our class A common stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Securities Exchange Act with respect to 2003. Form 4s required to be filed in October 2003 by Stephen D. Plavin and Brian H. Oswald as a result of grants of restricted stock were filed late in March 2004. In addition, to our knowledge, Rodney F. Dammeyer, a shareholder who was never an employee, officer or director of Capital Trust, failed to file reports with respect to three changes in his beneficial ownership of our class A common stock occurring on or before his remaining shares were sold in March 2002.

Report on Executive Compensation*

Introduction

      During 2003, our two existing compensation committees administered our compensation programs. The compensation committee established and administered the compensation and benefit arrangements for officers and key employees (except to the extent vested in the performance compensation committee). The performance compensation committee (which was comprised of the independent members of the compensation committee) established and administered the compensation programs as they relate to our executive officers. The performance compensation committee could receive recommendations from the compensation committee, but could accept or reject, or increase or decrease, any award or component of compensation recommended by the compensation committee. As of the annual meeting, the compensation committee will be reconstituted and operate under a new charter, and the performance compensation committee will be eliminated since its functions will be assumed by the reconstituted and newly chartered compensation committee.

Compensation for 2003

      Our 2003 executive compensation program consisted of three elements: an annual base salary, annual bonus compensation and long-term incentive compensation.

      Mr. Klopp received a $600,000 annual salary which was previously approved by the board of directors and the other executive officers also received their previously established or negotiated salaries. The performance compensation committee's goal was to provide competitive executive compensation packages as a means of retaining its executive officers. To that end, the committee strived to compensate executive officers with salaries commensurate with prevailing compensation practices in the financial services industry. Salaries vary according to the levels of responsibility undertaken by the executive officers.

      The performance compensation committee's goals with annual bonus and long-term incentive compensation was to focus executive behavior on the fulfillment of long-term and annual business objectives, and to create a sense of ownership in the company that causes executive decisions to be aligned with the best interests of our shareholders.

      For 2003, the board of directors established the following goals for us:

      o complete all aspects of the previously-adopted plan to qualify as a REIT;

      o commence and maintain payment of quarterly dividends to our shareholders;

      o capitalize and launch CT Mezzanine Partners III, Inc., our third private equity fund; and

      o  re-establish our profile in the public equity capital markets.

---------------------------------

* The material in this report is not "solicitation material," is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act or the Securities Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

      The performance compensation committee considered executive officer performance in achieving these goals. We completed all steps necessary to qualify as a REIT as of January 1, 2003 and paid four regular quarterly dividends of $0.45 per share. We successfully raised $425 million of committed equity capital for CT Mezzanine Partners III, Inc. and began deploying that capital into new investments. For the year, new investments on behalf of our own balance sheet and our funds under management totaled approximately $484 million. We effectuated a one-for-three reverse stock split, completed a private placement of 1,075,000 shares of our class A common stock, and instituted an investor outreach program to raise our profile in the public equity markets. For the year, total shareholder returns, including reinvestment of dividends, equaled 57%.

        In recognition of his leadership in achieving these goals, the performance compensation committee awarded Mr. Klopp a $1,000,000 cash bonus. The performance compensation committee awarded cash bonuses to other executive officers based on each executive officer's contribution to achieving our goals for 2003. In connection with its evaluation, the committee considered the executive officer's level of job responsibility and relative influence on our ability to manage successfully and accomplish the goals. As long term incentives, the performance compensation committee awarded Mr. Klopp rights to receive cash payments equal to 6.25% of our total incentive distributions, if any, received from Fund II and awarded other executive officers shares of restricted stock and similar rights to receive specified percentages of Fund II incentive distributions.

      Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility in our tax return of compensation over $1 million to any of our executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, and non-discretionary and has been approved by our shareholders. The performance compensation committee's policy with respect to Section 162(m) was to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance. During 2003, we paid our executive officers approximately $777,869 aggregate cash compensation that was non-deductible pursuant to Section 162(m). In awarding the cash bonuses that produced the non-deductible compensation expense, the performance compensation committee determined that the advantages to us of awarding compensation at that level as a reward for the previously discussed leadership of Mr. Klopp and the contributions of the other executive officers outweighed the loss of the tax deduction. Following the annual meeting, our compensation committee will continue to consider on a case-by-case basis whether particular compensation awards and programs that do not satisfy the conditions of Section 162(m) outweigh the costs to us of the loss of the related tax deduction.

Performance Compensation Committee

Jeffrey A. Altman
Lynne B. Sagalyn

Performance Graph*

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on shares of our class A common stock against (i) the cumulative total return of companies listed on the New York Stock Exchange, (ii) the cumulative total return of a peer group selected in the previous year by us (iStar Financial Inc., Blackrock, Inc., Allied Capital Corp., LNR Property Corp. and Federated Investors, Inc.), which we refer to as the Old Peer Group and (iii) the cumulative total return of a peer group newly selected by us (iStar Financial Inc., RAIT Investment Trust, Anthracite Capital Inc., Allied Capital Corp. and LNR Property Corp.), which we refer to as the New Peer Group. We have selected the New Peer Group as a basis for comparison because we believe that, as a result of changes in our operations and the competitive environment, a comparison of shareholder returns to the returns of our newly selected peer group companies provides a more appropriate basis of comparison. The five-year period compared commences December 31, 1998 and ends December 31, 2003. This graph assumes that $100 was invested on January 1, 1999 in us and each of the market index and the peer group index, at the December 31, 1998 closing prices, and that all cash distributions were reinvested. Our class A common stock price performance shown on the graph is not indicative of future price performance.


[GRAPHIC OMITTED]
                          1998      1999      2000      2001      2002      2003
CAPTITAL TRUST           100.00    83.33     82.30     96.00     88.33    132.65
NYSE MARKET INDEX        100.00   109.50    112.11    102.12     83.42    108.07
OLD PEER GROUP INDEX     100.00    70.93    123.93    145.94    138.66    185.63
NEW PEER GROUP INDEX     100.00    59.93     74.98    104.95    115.09    162.44


-------------------------------

     * The price performance comparison information in the table is not "solicitation mateial," is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act or the Securities Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth as of May 11, 2004, certain information with respect to the beneficial ownership of our class A common stock, by:

      o each person known to us to be the beneficial owner of more than 5% of our outstanding class A common stock,

      o each director, director nominee and named executive officer currently employed by us, and

      o   all of our directors and executive officers as a group.

      Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Securities Exchange Act of 1934 with respect to our class A common stock.

                                             Number of Shares        Percent of
   Name of Beneficial Owner                 Beneficially Owner(1)       Class

Veqtor Finance Company, L.L.C.(2)              897,429                  11.3%
EOP Operating Limited Partnership(3)         1,424,474(4)               15.2
Vornado Realty, L.P.(5)                      1,424,474(4)               15.2
JPMorgan Chase Bank, as trustee for
     General Motors Employe Global Group
     Pension Trust(6)                           99,713(7)                1.2
JPMorgan Chase Bank, as trustee for
     GMAM Group Pension Trust II(6)          1,324,761(8)               14.3
W. R. Berkley Corporation                    1,310,000(9)               16.5
Jeffrey A. Altman                                   --                  --
Thomas E. Dobrowski                                 --(10)              --
Martin L. Edelman                               38,230(11)               *
Gary R. Garrabrant                              24,896(11)               *
Craig M. Hatkoff                               669,701(12)(13)           8.4
John R. Klopp                                  835,446(12)(13)          10.3
Henry N. Nassau                                 11,377(14)               *
Brian H. Oswald                                 55,507(15)               *
Stephen D. Plavin                              170,942(15)               2.1
Joshua A. Polan                                     --(16)               --
Steven Roth                                         --(17)               --
Lynne B. Sagalyn                                21,563(11)               *
Samuel Zell                                     82,229(11)(18)           1.0
All executive officers and directors         1,905,891                  22.7
    as a group (13 persons)


----------------------------------
*     Represents less than 1%.

(1) The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2) Zell General Partnership, Inc. is the sole managing member of Veqtor Finance Company, L.L.C. The sole shareholder of Zell General Partnership is the Sam Investment Trust, a trust established for the benefit of the family of Samuel Zell. Chai Trust Company, L.L.C. serves as trustee of the Sam Investment Trust. Veqtor Finance Company, L.L.C. is located at c/o Equity Group Investments, L.L.C., Two North Riverside Plaza, Chicago, Illinois 60606.

(3)   Beneficial ownership information is based on a statement filed pursuant to
      Section 13(d) of the Securities Exchange Act of 1934 by EOP Operating Limited Partnership. The address of EOP Operating Limited Partnership is Two North Riverside Plaza, Chicago, Illinois 60606.

(4) Represents shares which may be obtained upon conversion of $29,914,000 in convertible amount of variable step up convertible trust preferred securities issued by our consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I.

(5) Beneficial ownership information is based on a statement filed pursuant to Section13(d) of the Securities Exchange Act of 1934 by Vornado Realty, L.P. The address of Vornado Realty is c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663.

(6) Each trust is a pension trust formed pursuant to the laws of the State of New York for the benefit of certain employee benefit plans of General Motors Corporation, its subsidiaries and unrelated employers. These shares may be deemed to be owned beneficially by General Motors Asset Management, a wholly-owned subsidiary of General Motors. General Motors Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940. General Motors Asset Management's principal business involves investment advice and investment management services with respect to the assets of certain employee benefit plans of General Motors, its subsidiaries and unrelated employers and with respect to the assets of certain direct and indirect subsidiaries of General Motors and associated entities. General Motors Asset Management is serving as investment manager with respect to these shares and in that capacity it has the sole power to direct the trustee as to the voting and disposition of these shares. Because of the trustee's limited role, beneficial ownership of the shares by the trustee is disclaimed.

(7) Represents shares which may be obtained upon conversion of $2,093,980 in convertible amount of variable step up convertible trust preferred securities issued by our consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I.

(8) Represents shares which may be obtained upon conversion of $27,820,020 in convertible amount of variable step up convertible trust preferred securities issued by our consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I.

(9) Represents shares purchased at the first transaction closing under the securities purchase agreement described under the caption Proposal 3--Equity Financing on page 32. Excludes 365,000 shares issuable upon the exercise of stock purchase warrants issued to W. R. Berkley at the first transaction closing and 325,000 shares W. R. Berkley agreed to purchase at the closing for the second transaction, the issuance of which in each case is subject to shareholder approval as described under the caption Proposal 3--Equity Financing.

(10) Does not include the shares that may be deemed beneficially owned by General Motors Asset Management, as to which Mr. Dobrowski disclaims beneficial ownership.

(11) In the case of Mr. Zell, Mr. Edelman, Mr. Garrabrant and Dr. Sagalyn, includes 13,229 shares obtainable by each upon conversion of vested stock units. In the case of Mr. Zell, Mr. Edelman, Mr. Garrabrant and Dr. Sagalyn, includes 40,000, 25,001, 11,667 and 8,334 shares issuable upon the exercise of vested stock options.

(12) Includes, in the case of Mr. Hatkoff, the 610,044 shares owned by CMH Investment Partnership LP, a family partnership for which Mr. Hatkoff serves as a general partner. Includes, in the case of Mr. Klopp, 600,044 shares owned by JRK Investment Partnership LP, a family partnership for which Mr. Klopp serves as general partner.

(13) Includes 180,558 and 47,223 shares issuable upon the exercise of vested stock options held by each of Messrs. Klopp and Hatkoff. Includes 21,882 shares for Mr. Klopp that are the subject of restricted stock awards for which he retains voting rights. Includes for Mr. Hatkoff 6,434 shares that may be obtained upon conversion of vested stock units.

(14) Includes 1,377 shares obtainable upon conversion of vested stock units. Includes 400 shares held by members of Mr. Nassau's family, as to which Mr. Nassau disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(15) Includes 35,002 and 50,001 shares issuable upon the exercise of vested stock options held by Mr. Oswald and Mr. Plavin, respectively. Includes 6,876 and 20,941 shares for Mr. Oswald and Mr. Plavin, respectively, that are the subject of restricted stock awards for which they retain voting rights.

(16) Does not include the shares owned by W. R. Berkley Corporation, as to which Mr. Polan disclaims beneficial ownership.

(17) Does not include the shares that may be deemed beneficially owned by Vornado Realty, L.P., as to which Mr. Roth disclaims beneficial ownership.

(18) Does not include the shares that may be deemed beneficially owned by Equity Office Properties Trust, as to which Mr. Zell disclaims beneficial ownership. 25,000 of such shares are held by Samstock, L.L.C. The sole member of Samstock is SZ Investments, L.L.C. The managing member of SZ Investments is Zell General Partnership. Sam Investment Trust is the sole stockholder of Zell General Partnership, and Chai Trust Company is the trustee of the Sam Investment Trust. Mr. Zell is not an officer or director of Chai Trust Company and does not have voting or dispositive power over such shares. Mr. Zell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. 4,000 of such shares are owned by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell's spouse. Mr. Zell does not have a pecuniary interest in such shares.

Certain Relationships and Related Transactions

   Arrangement with Equity Risk Services, Inc.

      We pay Equity Risk Services, Inc., an affiliate of Samuel Zell, the chairman of our board of directors, for certain services provided to us. These services include consulting on insurance matters. During the year ended December 31, 2003, we incurred $48,000 of expenses in connection with these services.

   Relationship with Martin L. Edelman

      Martin L. Edelman, a director, is of counsel to Paul, Hastings, Janofsky & Walker LLP, a law firm that provides us with ongoing legal representation with respect to various matters.

  Consulting Agreement with Craig M. Hatkoff

      Craig M. Hatkoff, a director, is a party to a consulting services agreement with our wholly owned subsidiary, CT Investment Management Co., LLC, that extends to June 2005, and pursuant to which he provides services as requested by our chief executive officer and serves on the management committee or board of the two private equity funds that we manage. Mr. Hatkoff was paid $120,000 in 2003 pursuant to the agreement.

   Relationship with Global Realty Outsourcing, Inc.

      We pay Global Realty Outsourcing, Inc., a company in which we have an equity investment and on whose board of directors John R. Klopp, our chief executive officer, serves, for consulting services relating to monitoring assets and evaluating potential investments. During the 2003 fiscal year, we incurred $147,000 of expenses in connection with these services.

   Investments by trusts established for the benefit of Samuel Zell in our funds

      A trust established for the benefit of Mr. Zell and members of his family indirectly invested on the same terms available to third party investors in CT Mezzanine Partners II LP and CT Mezzanine Partners III, Inc., two private equity funds which we currently manage, pursuant to which capital commitments and capital contributions have been made, and from which income has been received, since January 1, 2003.

          We believe that the terms of the foregoing transactions are no less favorable than could be obtained by us from unrelated parties on an arm's-length basis.

               PROPOSAL 2 -- APPROVAL OF THE CAPITAL TRUST, INC.
                          2004 LONG-TERM INCENTIVE PLAN


Background

      On May 6, 2004, our board of directors adopted, subject to shareholder approval, the Capital Trust, Inc. 2004 Long-Term Incentive Plan, which we refer to as the 2004 Plan. We are seeking shareholder approval of the 2004 Plan to enable us to design appropriate awards and incentives with benefits accorded by shareholder approval under the Internal Revenue Code and to satisfy New York Stock Exchange listing standards shareholder approval requirements. Except for the awards we have agreed to grant to John R. Klopp, our chief executive officer, pursuant to his employment agreement, the amount and nature of the proposed awards under the 2004 Plan have not yet been determined.

      If the 2004 Plan is approved, 1,000,000 shares of our class A common stock, which represents 15.1% of our outstanding shares of class A common stock, subject to adjustment as provided for in the 2004 Plan, will initially be available for issuance under the 2004 Plan pursuant to a variety of awards, including options, share appreciation rights, which we refer to as SARs, restricted shares, unrestricted shares, restricted share units, deferred share units, and performance-based awards. If the 2004 Plan is approved by the shareholders, our board of directors intends to cause the shares of our class A common stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at our expense.

      The following briefly summarizes our current share-based incentive plans and the impact that this proposal will have on such plans if the 2004 Plan is approved by our shareholders at the annual meeting.

      The Company currently maintains two share-based incentive plans: the amended and restated 1997 long-term incentive stock plan, which we refer to as the 1997 Plan, and the amended and restated 1997 non-employee director stock plan, which we refer to as the 1997 Director Plan. As of April 27, 2004, there were 552,780 shares of our class A common stock subject to outstanding and unexercised awards issued pursuant to these plans. Adoption of the 2004 Plan will not affect these awards, and the two plans will remain in effect.

Summary of the 2004 Plan

      The 2004 Plan is set forth in full as Appendix B to this proxy statement and is summarized below. As a summary, the description is qualified in its entirety by reference to Appendix B which contains a complete statement of the terms and provisions of the 2004 Plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the 2004 Plan.

   Purpose

      The purpose of the 2004 Plan is to attract, retain and motivate select employees, officers and directors of ours and our affiliates, which we refer to collectively as Eligible Persons, and to provide incentives and rewards for superior performance.

   Shares Subject to the 2004 Plan

      The 2004 Plan provides that no more than 1,000,000 shares of our class A common stock may be issued pursuant to awards under the 2004 Plan. These shares of our class A common stock shall be authorized but unissued shares. The number of shares of our class A common stock available for awards, as well as the terms of outstanding awards, are subject to adjustment as provided in the 2004 Plan for stock splits, stock dividends, recapitalizations and other similar events.

      The shares of our class A common stock subject to any award that expires, or is forfeited, cancelled or becomes unexercisable, will again be available for subsequent awards, except as prohibited by law. In addition, future awards may occur with respect to shares of our class A common stock that we refrain from otherwise delivering pursuant to an award as payment of either the exercise price of an award or applicable withholding and employment taxes.

   Administration

      Either our board of directors or a committee appointed by our board directors may administer the 2004 Plan. We refer to our board of directors and any committee exercising discretion under the 2004 Plan from time to time as the Committee. The board of directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act, or other officers, to make awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act, or other officers whom we have specifically authorized to make awards. With respect to decisions involving an award intended to satisfy the requirements of section 162(m) of the Internal Revenue Code, the Committee is to consist solely of two or more directors who are "outside directors" for purposes of that code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of ours or our affiliates.

      Subject to the terms of the 2004 Plan, the Committee has express authority to determine the Eligible Persons who will receive awards, the number of shares of our class A common stock, units, or SARs to be covered by each award, and the terms and conditions of awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2004 Plan and its administration, to interpret and construe the 2004 Plan and the terms of all award agreements, and to take all actions necessary or advisable to administer the 2004 Plan. Within the limits of the 2004 Plan, the Committee may accelerate the vesting of any awards, allow the exercise of unvested awards, and may modify, replace, cancel, or renew them. In addition, the Committee may buy-out options or SARs, subject to certain conditions may terminate and cancel options or SARs in exchange for a commitment to issue options or SARs after more than six months or, subject to shareholder approval or under certain circumstances, reduce the exercise price for outstanding options or SARs.

      The 2004 Plan provides that we and our affiliates will indemnify members of the Committee and their delegates against any claims, liabilities, or costs arising from the good faith performance of their duties under the 2004 Plan. The 2004 Plan releases these individuals from liability for good faith actions associated with the 2004 Plan's administration.

   Eligibility

      The Committee may grant options that are intended to qualify as incentive stock options, which we refer to as ISOs, only to employees, and may grant all other awards to Eligible Persons. The 2004 Plan and the discussion below use the term "Participant" to refer to an Eligible Person who has received an Award.

      The 2004 Plan provides that no more than 1,000,000 shares of our class A common stock may be issued pursuant to awards under the 2004 Plan. As of May 6, 2004, substantially all of our 24 employees, including officers, and our affiliates and our nine non-employee directors would have been eligible to participate in the 2004 Plan.

   Options

      Options granted under the 2004 Plan provide Participants with the right to purchase shares of our class A common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs, or options that are not intended to so qualify, which we refer to as Non-ISOs. The 2004 Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000, based upon the fair market value of the shares of our class A common stock on the option grant date.

   Share Appreciation Rights (SARs)

      A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of our class A common stock equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares of our class A common stock with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

   Exercise Price for Options and SARs

      The exercise price of Non-ISOs may not be less than 50% of the fair market value on the grant date of the shares of our class A common stock subject to the award, and the exercise price of SARs may not be less than 50% of the fair market value on the grant date of the shares subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares of our class A common stock subject to the award for Participants who own more than ten percent of our shares of class A common stock on the grant date. For ISOs granted to other Participants and for options intended to be exempt from Internal Revenue Code Section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying shares of class A common stock on the grant date.

      As of May 6, 2004, the closing price of our class A common stock on the New York Stock Exchange was $22.85 per share.

   Exercise of Options and SARs

      To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, unless otherwise provided in an award agreement, payment of the exercise price may be made in any of the following forms, or combination of them: cash or check in U.S. dollars, certain shares of our class A common stock, cashless exercise under a program the Committee approves and surrender of restricted shares, restricted share units, SARs or deferred share units.

      The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant; five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of our outstanding shares of class A common stock.

   Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units

      Under the 2004 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of our class A common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant's interest is immediately vested. For restricted awards, the 2004 Plan provides the Committee with discretion to determine the terms and conditions under which a Participant's interests in such awards become vested. Unless otherwise provided in an award agreement, recipients of restricted shares will be entitled to the dividends declared and paid on the underlying shares and recipients of restricted share units will be entitled to cash payments equal to the amount of the dividends otherwise payable if the shares underlying the restricted share units were outstanding. The 2004 Plan provides for unrestricted shares that vest in full upon the date of a grant or other date determined by the Committee. The 2004 Plan also provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares of our class A common stock, including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units. Deferred share units represent a future right to receive shares of our class A common stock.

      If an award agreement does not provide for earlier payment of dividends, whenever shares of our class A common stock are released pursuant to these awards, the Participant will be entitled to receive additional shares of our class A common stock that reflect any stock dividends that our shareholders received between the date of the award and issuance or release of the shares of our class A common stock. Likewise, a Participant will be entitled to receive a cash payment reflecting cash dividends paid to our shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to our shareholders until paid in cash when the shares of our class A common stock to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

   Performance Awards

      The 2004 Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may, or may not, designate as "Performance Compensation Awards" that are intended to be exempt from Internal Revenue Code Section 162(m) limitations. In either case, performance units vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, us, or any affiliate. Performance units are payable in shares of class A common stock, cash, or some combination of the two; subject to an individual Participant limit of $5,000,000and 250,000 shares of our class A common stock per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year.

      With respect to Performance Compensation Awards, the 2004 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Internal Revenue Code Section 162(m).

      Under the 2004 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments, in total or on a per share basis; basic or adjusted net income; basic or adjusted funds from operations or cash flow; returns on equity, assets, capital, revenue or similar measure; level and growth of dividends; the price or increase in price of Shares; total shareholder return; distributions received on the account of so called carried interests or incentive management fees from CT Mezzanine Partners II LP, CT Mezzanine Partners III, Inc., and any other private equity fund managed by us; total assets; growth in assets on new origination of assets; equity market capitalization; assets under management; third-party equity capital under management or raised; and mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us, or such other standard applied by the Committee and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Internal Revenue Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

   Income Tax Withholding

      As a condition for the issuance of shares of our class A common stock pursuant to awards, the 2004 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares of our class A common stock.

   Transferability

      Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

   Certain Corporate Transactions

      The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2004 Plan but as to which no awards have yet been granted or that have been returned to the 2004 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of our class A common stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding options under the 2004 Plan such alternative consideration, including securities of any surviving entity, as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the 2004 Plan.

      In addition, in the event or in anticipation of a Change in Control, as defined in the 2004 Plan, the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our shareholders or any Participant with respect to his or her outstanding awards, except to the extent an award provides otherwise, take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation;
(ii) accelerate the vesting of awards for any period, and may provide for termination of unexercised options and SARs at the end of that period, so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of our class A common stock that otherwise would have been unvested and provide that our repurchase rights with respect to shares of our class A common stock issued upon exercise of an award shall lapse as to the shares of our class A common stock subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding awards.

      Notwithstanding the above, in the event a Participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated, as defined in the 2004 Plan, by the successor corporation in connection with, or within 12 months following consummation of, the Change in

Control, then any assumed or substituted award held by the terminated Participant at the time of termination shall accelerate and become fully vested, and exercisable in full in the case of options and SARs, and any repurchase right applicable to any shares of our class A common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

      In the event of any distribution to our shareholders of securities of any other entity or other assets, other than dividends payable in cash or our stock, without receipt of consideration by us, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if we dissolve or liquidate, all awards will immediately terminate, subject to the ability of our board of directors to exercise any discretion that the board may exercise in the case of a Change in Control.

   Term of 2004 Plan; Amendments and Termination

      The term of the 2004 Plan is ten years from May 6, 2004, the date it was approved by our board of directors. Our board of directors may from time to time, amend, alter, suspend, discontinue, or terminate the 2004 Plan; provided that no amendment, suspension, or termination of the 2004 Plan shall materially and adversely affect awards already granted unless it relates to an adjustment pursuant to certain transactions that change our capitalization or it is otherwise mutually agreed between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2004 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

      The following is a brief summary of certain tax consequences of certain transactions under the 2004 Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

   United States Tax Laws

      Under the Internal Revenue Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards, subject to the Participant's overall compensation being reasonable, and to the discussion below with respect to Internal Revenue Code Section 162(m)). For Participants, the expected U.S. tax consequences of awards are as follows:

      Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares of our class A common stock issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation, or depreciation, in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain, or loss, depending on how long the shares have been held.

      ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO, except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax. If the shares of our class A common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a

"disqualifying disposition" occurs and (i) the Participant recognizes wages in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition, except for certain "wash" sales, gifts or sales to related persons, will be characterized as capital gain or loss.

      Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of our class A common stock that the Participant receives.

      Restricted Shares, Restricted Share Units, Deferred Share Units, and Performance Units. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance units, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them, in which case subsequent gain or loss would be capital in nature. In the absence of an election to accelerate income taxation to the date of an award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of our class A common stock that the Participant receives when the award vests. The same tax consequences apply to performance units.

      Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of us might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Internal Revenue Code Section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction. Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Internal Revenue Code Section 162(m) in certain circumstances.

   Tax Laws in Other Countries Differ from Those in the United States

      In certain countries, awards under the 2004 Plan may be taxable at the time the awards are granted or when they vest. In certain jurisdictions, options and SARs may also be taxable when they are exercised and the sale of the underlying shares may be subject to various taxes.

   General Tax Law Considerations

      The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2004 Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement. Special rules may apply to our officers, directors or greater than ten percent shareholders. Participants in the 2004 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

New Plan Benefits

      The Committee will grant awards under the 2004 Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2004 Plan, other than we have agreed, in our employment agreement with our chief executive officer, John R. Klopp, to grant, subject to shareholder approval, performance compensation awards and restricted share awards described under the caption Proposal 1 -- Election of Directors -- Employment Agreement.

Vote Required; Recommendation

      The affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to approve the 2004 Plan in accordance with the applicable New York Stock Exchange rules, provided that the total votes cast represent over 50% of the 6,636,882 shares of class A common stock entitled to vote as of the record date. Our board of directors unanimously recommends that shareholders vote for the approval of the 2004 Plan.

                         PROPOSAL 3 -- EQUITY FINANCING

Background

      On May 11, 2004, we have entered into a securities purchase agreement with
W. R. Berkley Corporation which we refer to herein together with certain of its designated controlled affiliates as W. R. Berkley. Pursuant to the agreement, we agreed to sell, and W. R. Berkley agreed to purchase, shares of our class A common stock and stock purchase warrants to purchase shares of our class A common stock in connection with a direct public offering of the securities. The purchase price for the shares and the exercise price of the warrants is $23.40. The direct public offering is covered by and is made pursuant to our effective shelf registration statement on Form S-3 (SEC file number 333-111261).

      Pursuant to the securities purchase agreement, we agreed to sell and W.
R. Berkley agreed to purchase the securities in two transactions. On May 11, 2004, we closed on the first transaction and W. R. Berkley purchased 1,310,000 shares of class A common stock and warrants to purchase 365,000 shares of class A common stock for a total purchase price of $30,654,000.

      At the closing for the second transaction, W. R. Berkley will purchase 325,000 shares of class A common stock for a total purchase price of $7,605,000. The second transaction closing is scheduled for June 18, 2004 and is conditioned upon the receipt of shareholder approval as required by applicable New York Stock Exchange listing standards discussed below and the satisfaction or waiver of other customary closing conditions. Likewise, the right to exercise the warrants is conditioned on the receipt of required shareholder approval. There can be no assurance that the required shareholder approval will be obtained and we will close on the second transaction or the warrants will become exercisable. The warrants will expire on December 31, 2004 and have standard anti-dilution provisions that provide for the adjustment of the exercise price in certain circumstances.

      We refer herein to the shares issued at the first transaction closing as the "Tranche 1 Shares", to the shares to be issued at the second transaction closing as the "Tranche 2 Shares", to the shares underlying the warrants as the "Warrant Shares" and to all such shares as the "Shares."

      We also agreed in the securities purchase agreement to appoint one designee of W. R. Berkley to our board of directors, and thereafter nominate this designee or alternative designee for election to the board at each subsequent annual meeting of shareholders until the earlier of such time as W.
R. Berkley owns less than one half of the Shares purchased pursuant to the securities purchase agreement (including upon exercise of the warrants issued pursuant thereto) or after May 7, 2007 five percent of our outstanding class A common stock determined on a fully diluted basis assuming the conversion or exercise of then outstanding convertible and exercisable securities. Pursuant to the designation right, Joshua A. Polan has been appointed to our board of directors. We also agreed to permit William R. Berkley to attend all meetings of our board of directors as an observer. John R. Klopp, our chief executive officer and a director, Craig M. Hatkoff, one of our directors, family partnerships for the benefit of Messrs. Klopp and Hatkoff and limited liability companies controlled by trusts for the benefit of the family of Samuel Zell, our chairman of the board, who currently collectively own 2,171,479 shares of our class A common stock, agreed in the securities purchase agreement to vote in favor of the continued election of the person designated by W. R. Berkley. In addition, these shareholders have agreed to vote in favor of the proposed issuance of the 325,000 Trance 2 Shares issuable upon the second transaction closing and the 365,000 Warrant Shares issuable upon the exercise of the warrants.

      In connection with the securities purchase agreement, our board of directors amended our bylaws to exempt acquisitions of our securities by W. R. Berkley from the Maryland Control Share Acquisition Act, which would have resulted in W. R. Berkley losing its voting rights over certain acquisitions of our securities. In addition, our board exempted W. R. Berkley from obtaining the status of an interested shareholder under the Maryland Business Combination Act, which status would have prohibited W. R. Berkley from engaging in certain future business combinations with us. Our board also amended our bylaws to exempt William R. Berkley and one other major shareholder of W. R. Berkley from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit contained in our charter, and establish for William R. Berkley and the other major W. R. Berkley shareholder an Excepted Holder Limit of 6.0% and 4.0% of our outstanding shares of class A common stock, respectively.

      Pursuant to the securities purchase agreement, W. R. Berkley agreed that until November 11, 2004, it would not sell, transfer or otherwise dispose of any Shares or warrants it beneficially owns or over which it has voting control; provided, however, that the foregoing will not prohibit W. R. Berkley from pledging or creating any lien or granting a security interest on any such securities or transferring any such securities to any controlled affiliate of W.
R. Berkley Corporation; provided, further, that, if as a result of action taken by us, W. R. Berkley shall at any time beneficially own class A common stock (including any Warrant Shares obtained upon the exercise of the warrants) representing 20% or more of our outstanding shares of voting stock, the foregoing shall not prohibit W. R. Berkley from selling, transferring or otherwise disposing of up to such number of Shares as shall be necessary so that after such sale, transfer or disposition, W. R. Berkley shall beneficially own class A common stock representing less than 20% of our outstanding shares of voting stock.

      In connection with the securities purchase agreement, we also entered into a registration rights agreement pursuant to which we agreed, upon demand, subject to certain terms and conditions, to register for resale under the Securities Act the shares of class A common stock sold to W. R. Berkley as well as the shares issuable upon the exercise of the warrant.

       The securities purchase agreement provides that if the second transaction closing does not occur by June 25, 2004, either party may terminate the agreement where upon the 325,000 Tranche 2 Shares would not be issued and the warrants issued at the first transaction closing will not become exercisable.

       The proceeds received by us from the direct public offering are expected to be used by us for general corporate purposes, including funding our balance sheet investments and capital commitments to private equity funds managed by us, repayment of indebtedness, including our convertible trust preferred securities and our credit facility, working capital and potential business acquisitions.

Necessity of Shareholder Approval

       Section 312.03 of the New York Stock Exchange Listed Company Manual requires that companies listed on the New York Stock Exchange obtain shareholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock), in any transaction or series of related transactions if: (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20 % of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

      The 1,310,000 Tranche 1 Shares issued at the closing on the first transaction represented less than 20% of the outstanding shares of our class A common stock, and accordingly did not require shareholder approval under the New York Stock Exchange listing standards. The right to exercise the warrants is expressly conditioned on receipt of shareholder approval. The issuance of the 325,000 Tranche 2 Shares at the second transaction closing and the issuance of 365,000 Warrant Shares issuable upon the exercise of the warrants when considered as an integrated transaction with and added to the issuance of the 1,310,000 Tranche 1 Shares already issued at the first transaction closing would exceed 20% of our currently outstanding class A common stock. As a result, under the applicable New York Stock Exchange listing standards shareholder approval of the issuance of the 325,000 Tranche 2 Shares and the issuance of 365,000 Warrant Shares issuable upon the exercise of the warrants is required.

      We are seeking your approval so that we can close on the second transaction and issue to W. R. Berkley the 325,000 Tranche 2 Shares and permit
W. R. Berkley to exercise the warrants to purchase the 365,000 Warrant Shares underlying such warrants.

Vote Required, Recommendation

      The affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to approve the issuance by us of the Tranche 2 Shares and the issuance of the Warrant Shares, provided that the total votes cast represent over 50% of the 6,636,882 shares of class A common stock entitled to vote as of the record date. Our board of directors unanimously recommends that you vote for the approval of such issuances of our class A common stock.

               PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS

Description of Proposal

      Our board of directors has appointed Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004, and has further directed that the appointment of such accountants be submitted for ratification by the shareholders at the annual meeting. We have been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

      Shareholder ratification of the appointment of Ernst & Young LLP as our independent auditors is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in our and our shareholders' best interests.

Principal Accounting Firm Fees

      Aggregate fees we were billed for the fiscal years ended December 31, 2003 and 2002 by our principal accounting firm, Ernst & Young LLP are as follows:

                                                 Fiscal Year Ended
                                                    December 31,

                                                2003        2002

Audit fees................................    $206,917    $183,345

Audit-related fees(a).....................    $ 20,300         --

Total audit andaudit-related fees.........    $227,217    $183,345

Tax fees (b)..............................    $291,406    $300,707

All other fees (c)........................    $318,802    $260,933
                                               -------     -------
Total......................................   $837,425    $774,985

------------------------------
(a) The audit-related fees include amounts billed to us for review of our registration statement and REIT accounting consulting advice in 2003.
(b) Tax fees include amounts billed to us primarily for tax planning and consulting, tax compliance and preparation and review of federal, state and local tax returns and tax fees related to REIT matters.
(c) All other fees include amounts billed to us related to audit of Fund II and Fund III and tax return preparation for these funds for which we are reimbursed by the funds.

      The audit committee of the board of directors was advised of the services provided by Ernst & Young LLP that are unrelated to the audit of the annual fiscal year end financial statements and the review of interim financial statements and has considered whether the provision of such services is compatible with maintaining Ernst & Young LLP's independence as our independent auditor.

Audit Committee Pre-Approval Policy

      In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent accountants were pre-approved by the audit committee of our board of directors, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

      The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the audit committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter, that are individually estimated to result in an amount of fees that exceed $50,000. In addition, services to be provided by the independent accountants that are not within the category of pre-approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

      Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee by both management and the independent accountants, and must include a detailed description of the services to be provided and a joint statement confirming that the provision of the proposed services does not impair the independence of the independent accountants.

      The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent accountants.

Vote Required; Recommendation

      The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors. Our board of directors unanimously recommends that you vote for the ratification of Ernst & Young LLP as our independent auditors.

                                  ANNUAL REPORT

      Our annual report to shareholders is being concurrently distributed to shareholders herewith.

                                  OTHER MATTERS

      Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

                              SHAREHOLDER PROPOSALS

      If you wish to submit a shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act for inclusion in our proxy statement and proxy card for our 2005 annual meeting of shareholders, you must submit the proposal to our secretary no later than January 1, 2005. In addition, if you desire to bring business (including director nominations) before our 2005 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our secretary no earlier than March 19, 2005 and no later than April 18, 2005. For additional requirements, shareholders should refer to our bylaws, article II, section 12, "Nominations and Proposals by Stockholders," a current copy of which may be obtained from our secretary. If we do not receive timely notice pursuant to our bylaws, any proposal will be excluded from consideration at the meeting, regardless of any earlier notice provided in accord with SEC Rule 14a-8.

                                                                      APPENDIX A



                               CAPITAL TRUST, INC.

           Charter of the Audit Committee of the Board of Directors


PURPOSE

      The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company's financial reporting and the audits of the financial statements of the Company. The Committee's purpose is to:

      o     Assist the Board's oversight of:

               o The integrity of the Company's financial statements and internal controls;

               o The Company's compliance with legal and regulatory requirements;

               o  The Company's overall risk management profile;

               o  The independent auditors' qualifications and independence; and

               o The performance of the Company's internal audit function and independent auditors.

      o Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual meeting proxy statement.

MEMBERSHIP

      The Committee shall be comprised of not less than three members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The Board shall designate a chairperson of the Committee. All members of the Committee shall meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange (the "NYSE") and Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

      Accordingly, all of the members of the Committee shall be directors:

      o Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not "affiliated persons" within the meaning of Rule 10A-3 under the Exchange Act and who otherwise satisfy the independence criteria set forth in the NYSE listing standards; and

     o Who are financially literate (i.e. have the ability to read and understand fundamental financial statements as determined by the Board).

      At least one member of the Committee shall qualify as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K under the Exchange Act (which the Board may presume satisfies the NYSE listing standard that one member have accounting or related financial management expertise).

      Committee members shall not serve simultaneously on the audit committee of more than two other companies, unless the Board determines that such service will not impair the member's ability to serve on the Committee.

DUTIES AND RESPONSIBILITIES

      The Committee's responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements.

      To carry out its oversight responsibility, the Committee shall undertake the activities set forth below. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Independent Auditors and Audit Process
--------------------------------------

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to appoint, retain (or nominate for shareholder ratification), oversee, evaluate and, where appropriate, replace the independent auditors.

    o   The independent auditors shall report directly to the Committee.

    o The Committee shall evaluate at least annually the experience, qualifications and performance of the lead partner and the senior members of the independent auditors' engagement team.

o The Committee shall review and approve the scope of the audit services outlined in the independent auditors' annual engagement letter.

o The Committee shall review the scope of the annual audit outlined by the independent auditors and their proposed audit plan and procedures.

o The Committee shall review with the independent auditors any problems, difficulties or disputes the auditors may have encountered in the course of the audit work or otherwise and any management letter provided by the auditors and the Company's response to that letter.

o At least annually, receive and review a report by the independent auditors describing:

    o   the independent auditors' internal quality-control procedures;

     o any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and

     o  any steps taken to deal with any such issues.

o    The Committee shall review any report of the independent auditors under
     Section 10A(k) of the Exchange Act relating to:

     o  Critical accounting policies and practices to be used;

     o Alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent auditors; and

     o Other material written communications between the independent auditors and management, such as a management letter or schedule of unadjusted differences.

o    The Committee shall:

     o Request from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

     o Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence;

     o Pre-approve all audit services and permissible non-audit services to be provided by the independent auditors in accordance with policies adopted by the Committee;

     o Ensure that the independent auditors do not perform any non-audit services that are prohibited by law or regulation;

     o Establish clear hiring policies for employees or former employees of the independent auditors; and

     o Ensure the rotation of the independent auditors lead and concurring audit partner every five years and other audit partners every seven years.

Financial Statements
--------------------

o The Committee shall discuss with management and the independent auditors the annual audited financial statements to be included in the Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and the quarterly financial statements to be included in the Quarterly Reports on Form 10-Q, including the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, Communications with Audit Committees, as well as the disclosures contained under

      "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the Company's filing of the Form 10-K and Form 10-Q reports. The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

o The Committee shall review earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies. The discussions need not occur in advance of each release or provision of guidance.

o The Committee shall consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the Company's financial statements.

o The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the financial statements.

o The Committee shall review the Company's policies with respect to risk assessment and risk management.

o The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

o The Committee shall review the impact of off-balance sheet structures on the Company's financial statements.

o The Committee shall review any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company's financial statements.

Internal Controls
-----------------

o The Committee shall consider the quality and adequacy of the Company's internal controls.

o The Committee shall review the adequacy of the Company's internal audit function and shall approve the engagement of any outsourced service provider.

o The Committee shall review with the CEO and CFO the content of the certifications to be included in Form 10-K and 10-Q reports and certification process and related disclosures regarding disclosure controls and procedures and internal controls for financial reporting.

o The Committee shall obtain reports from management, the internal audit service provider and the independent auditors concerning the Company's compliance with applicable laws and regulations and compliance by directors, officers and employees with the Company's Code of Business Conduct and Ethics and the Committee shall advise the Board with respect to policies and procedures regarding such compliance matters.

o The Committee shall have the responsibility to establish procedures as required by Section 10A(m)(4) of the Exchange Act for:

      o the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

      o the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o The Committee shall review all related party transactions.

      The Committee shall report regularly to the Board and shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

MEETINGS

      The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. Any member of the Committee may call meetings of the Committee. The Committee shall meet with the independent auditors at least quarterly. The Committee shall meet on occasion with the independent auditors and internal audit staff outside the presence of senior management. The Committee shall report its recommendations to the Board after each Committee meeting.

PROCEDURES

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

PERFORMANCE EVALUATION

      The Committee shall prepare and provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report, and shall be undertaken under the supervision of the Corporate Governance Committee in accordance with the Corporate Governance Guidelines adopted by the Board. The Committee shall review and assess the adequacy of the Committee charter annually, propose any necessary changes to the Corporate Governance Committee for review and ultimate recommendation for approval to the Board.

LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In addition, the Committee recognizes that the Company's management, internal audit staff and the independent auditors, devote more time to reviewing or analyzing the Company's business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the quality or adequacy of the independent auditors' work or performance.

                                                                      APPENDIX B

                               CAPITAL TRUST, INC.

                          2004 LONG-TERM INCENTIVE PLAN

1.    Establishment, Purpose, and Types of Awards
      -------------------------------------------

      Capital Trust, Inc., a Maryland corporation (the "Company") hereby establishes an incentive compensation plan to be known as the "Capital Trust, Inc. 2004 Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

      The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

        Section 6          Options
        Section 7          Share Appreciation Rights
        Section 8          Restricted and Unrestricted Share Awards
        Section 9          Deferred Share Units
        Section 10         Performance Awards

      The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.    Defined Terms
      -------------

      Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.    Shares Subject to the Plan
      --------------------------

      Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue is 1,000,000 Shares for all Awards. For all Awards, these Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

      Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award.

Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to ISO Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.    Administration
      --------------

      (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

      (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

      (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii)to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, renewed, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii)to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

      Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

      (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

      (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.    Eligibility
      -----------

      (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such Person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

      (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

      (c) Limits on Awards. No Participant may receive Options and SARs that relate to more than 500,000 Shares per calendar year. The Committee will adjust these limitations pursuant to Section 13 below.

      (d) Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards or other awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless either the new grant will not create any material financial expense for the Company or the Company's shareholders approve the grant itself or the program under which it is made pursuant to the Plan.

6.    Option Awards
      -------------

      (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

      (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

      (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant

Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

      (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

          (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 50% of the Fair Market Value per Share on the Grant Date.

          (iii)Named Executive Officers. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but only if (I) the reduction will not cause material financial expense for the Company or the Company's shareholders approve the reduction or the program under which it is made, and (II) the Committee promptly provides a written notice to any Participant affected by the reduction.

      (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

      (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

      (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances, and conditions for exercisability contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the payment of the full exercise price of the Shares being purchased. Unless otherwise provided in the applicable Award Agreement, the acceptable methods of payment on the Grant Date of any Option shall include the following:

           (i) cash or check payable to the Company (in U.S. dollars);

           (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

           (iii)a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

           (iv) the Participant's surrender of Restricted Shares, Restricted Share Units, Share Appreciation Rights, or Deferred Share Units; provided that to the extent payment is made by means of the surrender of any Award which is unvested or subject to restrictions, the Shares issued pursuant to such surrender shall be subject to the same vesting terms and other restrictions that applied to the surrendered Award; or

           (v) any combination of the foregoing methods of payment.

           The Committee shall have the discretion to exclude from an Award Agreement any methods of payment set forth above. The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

      (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

           (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

           (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her "disability" within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

           (iii)Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

           (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 90 days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a Person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

           (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

      (i) Reverse Vesting. The Plan Administrator in its discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Share Units having analogous vesting restrictions to the unvested Options.

      (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant's Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.    Share Appreciate Rights (SARs)
      ------------------------------

      (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii)Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or
      (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

      (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 50% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs
(iii) and (iv) of Section 6(d) hereof.

      (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

      (d) Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

      (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying -

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

      Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

      (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

      (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

      (h) Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.

8.    Restricted and Unrestricted Share Awards
      ----------------------------------------

      (a) Grants. The Committee may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to Restricted Share Units may become vested. Unless otherwise provided in the Award Agreement, the holder of Restricted Shares shall receive any cash and stock dividends declared and paid on the Restricted Shares. Unless otherwise provided in the Award Agreement, the holder of Restricted Share Units shall receive (i) in the case of any cash dividends declared and paid on the Shares, a cash amount equal to that amount that would otherwise be payable as cash dividends so declared and paid if the Shares subject to the then outstanding Restricted Share Units were outstanding and (ii) in the case of any stock dividends declared and paid on the Shares, a grant of additional Restricted Share Units (which shall be subject to the same outstanding vesting terms) for the number of Shares equal to any stock dividends so declared and paid that would otherwise be payable if the Shares subject to the then outstanding Restricted Share Units were outstanding. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted Shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

      (b) Vesting. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her unvested Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

      (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends not currently paid to the Participant pursuant to the applicable Award Agreement.

      (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

      (e) Dividends payable on Vesting. If an Award Agreement does not provide for an earlier payment of dividends, whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued to the extent not currently paid to the Participant pursuant to the applicable Award Agreement.

      (f) Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the "Section 83(b) Election"), the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award.

      (g) Deferral Elections. At any time within the calendar year in which a Participant who is a member of a "select group of management or highly compensated employees" (within the meaning of ERISA) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated unpaid dividends and interest thereon, shall be credited as Deferred Share Units (as defined below) to an Account (as defined below) established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

9.    Deferred Share Units
      --------------------

      (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a "select group of management or highly compensated employees" (within the meaning of the ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been made, Shares subject to Restricted Share Units and the dividends or the cash amount equal to the amount of dividends that would otherwise be paid in respect of Restricted Shares or Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election

Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form.

      (b) Vesting. Each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

      (c) Crediting of Dividends. Unless otherwise provided in the Award Agreement, whenever cash dividends are declared and paid on the Shares, the Account shall be credited with additional Deferred Share Units calculated by dividing (i) the amount obtained by multiplying the number of Shares subject to the then outstanding Deferred Share Units by the per share dividend amount by
(ii) the Fair Market Value of the Shares on the date of payment of the dividends. Whenever stock dividends are declared and paid on the Shares, the Account shall be credited with additional Deferred Shares Units for the number of Shares equal to any stock dividends declared and paid on the Shares that would otherwise be payable if the Shares subject to the then outstanding Deferred Share Units were outstanding.

      (d) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless -

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company has received the Participant's distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant's Continuous Service terminates for any reason other than death, or before the Participant's death.

           Fractional shares shall not be issued, and instead shall be paid out in cash.

      (e) Hardship Withdrawals. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e) , the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

      (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.   Performance Awards
      ------------------

      (a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. Subject to subsection (d) hereof , the maximum Performance Unit compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be 250,000 Shares, $5,000,000 in cash, or both.

      (b) Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code
Section 162(m).

           A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. Subject to subsection (d) hereof, the maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 250,000 Shares, $5,000,000 in cash, or both.

      (c)  Definitions.

           (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

           (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms, including, without limitation: terms relative to a peer group or index; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; basic or adjusted funds from operations or cash flow; returns on equity, assets, capital, revenue or similar measure; level and growth of dividends; the price or increase in price of Shares; total shareholder return; distributions received on the account of so called carried interests or incentive management fees from CT Mezzanine Partners II LP, CT Mezzanine Partners III, Inc., and any other private equity fund managed by the Company; total assets; growth in assets or new originations of assets; equity market capitalization; assets under management; third-party equity capital under management or raised; and mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

           (iii)"Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

           (d) With respect to the maximum limits set forth in Section 10(a) and 10(b) above, the Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these amounts during a Performance Period will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company or an Affiliate (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years but not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under
Section 162(b) of the Code

11.   Taxes
      -----

      (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the Person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

      (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

      (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares (or equivalent cash amount) having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

      (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12.   Non-Transferability of Awards
      -----------------------------

      (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the Participant issued an Award, only by such Participant, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this
Section 12.

      (b) Limited Transferability Rights. Notwithstanding anything else in this
Section 12, the Committee may in its discretion provide in an Award Agreement that the Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant's "Immediate Family" (as defined below), on such terms and conditions as the Committee deems appropriate. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
---------------------------------------------------------------------------

      (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any Person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

      (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

      (c) Change in Control. In the event of a Change in Control (or beforehand through an Award Agreement or modification of an Award Agreement), the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant (subject to the specific commitments made in any Award Agreement) with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

          (ii) accelerate the vesting of Awards for any period that the Committee may authorize at the end of which the Committee may provide for termination of any unexercised Options or SARs, so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company, if any, with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

          (iii)arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

      Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

      (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.
    -----------------------

      The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15. Modification of Awards and Substitution of Options.
    --------------------------------------------------

      (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan and any Award Agreement, the Committee may modify an Award (i) to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), (ii) to accelerate the vesting of any Award, (iii) to extend or renew outstanding Awards, or (iv) to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof.

      (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give Persons additional benefits, including any extension of the exercise period.

16. Term of Plan.
    ------------

      The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. Amendment and Termination of the Plan.
    -------------------------------------

      (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

      (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.
    ----------------------------------

      Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.
    ---------------------

      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Effective Date.
    --------------

      This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

21. Controlling Law.
    ---------------

      All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of New York, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws And Regulations.
    --------------------

      (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the Persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

      (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans applicable to particular locations and countries.

23. No Shareholder Rights. Neither a Participant nor any transferee of a
    ---------------------
Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any
    --------------------
right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

                               CAPITAL TRUST, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                  __________


                             Appendix A: Definitions

                                  __________

As used in the Plan, the following definitions shall apply:

      "Affiliate" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

      "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

      "Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, an Unrestricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

      "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

      "Board" means the Board of Directors of the Company.

      "Cause" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's conviction of a felony committed in connection with his or her employment or service with the Company, (ii) the Participant's willful and failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (iii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (v) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (v) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

      The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected Persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.


      "Change in Control" means any of the following:

      (a) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

      (b) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after such transaction are, or will be, owned, directly or indirectly, by shareholders of the Company immediately before such transaction (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such transaction and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such transaction held by Affiliates of the Company);

      (c) Approval by the shareholders of the Company of the sale of substantially all of the Company's business and/or assets to a Person or entity that is not an Affiliate of the Company;

      (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any Person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Person that is a shareholder of the Company on the Effective Date or a trustee or a fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or an entity owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of the stock of the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 33% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company other than as a result of the acquisition of securities directly from the Company; or

      (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

      "Code" means the U.S. Internal Revenue Code of 1986, as amended.

      "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist solely of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code.

      "Company" means Capital Trust, Inc., a Maryland corporation.

      "Consultant" means any natural person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

      "Continuous Service" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

      "Deferred Share Units" mean Awards pursuant to Section 9 of the Plan.

      "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

      "Eligible Person" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

      "Employee" means any natural person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, as of any date (the "Determination Date") means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

      "Grant Date" has the meaning set forth in Section 14 of the Plan.

      "Incentive Share Option or ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

      "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

      "Non-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

      "Option" means any stock option granted pursuant to Section 6 of the Plan.

      "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

      "Performance Awards" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

      "Performance Compensation Awards" mean Awards granted pursuant to Section 10(b) of the Plan.

      "Performance Unit" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

      "Person" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

      "Plan" means this Capital Trust, Inc. 2004 Long-term Incentive Plan.

      "Reporting Person" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

      "Restricted Shares" mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

      "Restricted Share Units" mean Awards designated as such pursuant to
Section 8 of the Plan.

      "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

      "SAR" or "Share Appreciation Right" means Awards granted pursuant to
Section 7 of the Plan.

      "Share" means a share of class A common stock, par value $0.01 per share, of the Company, as adjusted or substituted in accordance with Section 13 of the Plan.

      "Ten Percent Holder" means a Person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

      "Unrestricted Shares" mean Awards designated as such pursuant to Section 8 of the Plan.

                               CAPITAL TRUST, INC.

                          2004 LONG-TERM INCENTIVE PLAN


















                                               As approved by the Board of
                                               Directors on May 6, 2004 and by
                                               the shareholders on
                                               _________ __, 2004

                               CAPITAL TRUST, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CAPITAL TRUST, INC. FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2004.

      The undersigned, as a holder of class A common stock, par value $.01 per share ("Class A Common Stock"), of Capital Trust, Inc., a Maryland corporation (the "Company"), hereby appoints John R. Klopp and Brian H. Oswald, and each of them, with full power of substitution, as proxies to vote all shares of Class A Common Stock which the undersigned is entitled to vote through the execution of a proxy with respect to the 2004 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on Thursday, June 17, 2004 at 10:00 a.m., local time, or any adjournment or postponement thereof, and authorizes and instructs said proxies to vote in the manner directed below.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTES "FOR" EACH OF THE
FOLLOWING
1.    Election of directors.

             FOR        WITHHELD    Nominees:  Samuel Zell

             |_|          |_|                  Jeffrey A. Altman
                                               Thomas E. Dobrowski
                                               Martin L. Edelman
                                               Craig M. Hatkoff
                                               John R. Klopp
                                               Henry N. Nassau
                                               Joshua A. Polan
                                               Lynne B. Sagalyn

For, except vote withheld for the following nominee(s):

-------------------------------------------

2. On the proposal to approve the Company's 2004 long-term incentive plan.

(check one box)      |_| For        |_| Against   |_| Abstain

-------------------------------------------

3. On the proposal to approve, for purposes of the New York Stock Exchange listing standards, the issuance of 325,000 shares of our class A common stock and 365,000 shares of our class A common stock issuable upon the exercise of stock purchase warrants in a direct public offering made pursuant to a securities purchase agreement with W. R. Berkley Corporation.

(check one box)      |_| For        |_| Against   |_| Abstain

-------------------------------------------

4. On the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

(check one box)      |_| For        |_| Against   |_| Abstain

-------------------------------------------

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof, or upon matters incident to the conduct of the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli, or hand-delivered to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, so as to be delivered at or before the taking of the vote at the Annual Meeting.

(Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Directors' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the election of the named nominees and approval of the other proposals set forth above.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Date:  ____________________________, 2004


                               _____________________________________
                               Signature (title, if any)

                               ______________________________________
                               Signature, if held jointly









PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS DESCRIBED HEREIN.